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                               SENTINEL ADVANTAGE

                            Variable Annuity Contract
                                    issued by
                         National Life Insurance Company

          Supplement dated May 20, 1998 to Prospectus dated May 1, 1998

NATIONAL LIFE INSURANCE COMPANY

      On May 8, 1998, the Board of Directors of National Life Insurance Company ("National Life") approved a Plan of Reorganization under which National Life would convert from a mutual life insurance company to a stock life insurance company, all of the outstanding stock of which would initially be indirectly owned by a newly formed mutual insurance holding company, National Life Holding Company. All policyholders of National Life, including Owners of the Contracts, would become voting members of National Life Holding Company. The contractual rights of Owners of the Contracts would not change if the Plan of Reorganization is consummated. The Plan of Reorganization is subject to the approval of the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, and to a favorable vote of the policyholders of National Life.

      Under the Vermont law governing the conversion of mutual life insurance companies to mutual holding company structures, purchasers of Contracts after the National Life Board's approval of the Plan of Reorganization and before its effective date have the right to return their Contracts within 10 days of receipt of a notice that the reorganization is pending, and receive a refund of all premiums paid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

            The second sentence of the first paragraph under "Goldman Sachs Variable Insurance Trust" on page 14 of the prospectus is amended to read as follows: Goldman Sachs Variable Insurance Trust is a "series" type mutual fund registered with the SEC as an open-end management investment company issuing a number of series or classes, each of which represents an interest in a Fund of Goldman Sachs Variable Insurance Trust. Each Fund, except the Global Income Fund, is a diversified investment company. In addition, the investment objective of the Midcap Equity Fund of the Trust is amended to read as follows: Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

      It should also be noted that the expense ratios presented on page 6 of the Prospectus for the four series of the Goldman Sachs Variable Insurance Trust are estimates, since the Trust began operations on January 1, 1998. In the absence of expense reimbursement programs, pursuant to which Goldman Sachs Asset Management and Goldman Sachs Asset Management International have respectively agreed to reduce or limit certain Fund expenses (excluding management fees, taxes, interest and brokerage fees, and litigation, indemnification and extraordinary expenses), it is estimated that the "Other Expenses" and "Total Other Expenses" for the International Equity Fund, the Global Income Fund, the CORE Small Cap Equity Fund and the Mid Cap Equity Fund would have been 1.22% and 2.22%, 1.72% and 2.62%, 1.03% and 1.78%, and .53% and 1.33%, respectively.